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                                                                   EXHIBIT 10.07


                        AMENDMENT TO EMPLOYMENT AGREEMENT


         AMENDMENT, dated as of December 20, 2000, to the Employment Agreement (the "AGREEMENT"), dated as of November 6, 1997, by and between AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the "COMPANY"), and Richard E. Dauch (the "EXECUTIVE"):

         1. The first sentence of Section 6 of the Agreement is hereby amended to read in its entirety as follows:

              "The term of this Agreement shall commence October 29, 1997 and end on December 31, 2006."

         2. As amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have here unto set in their hands and seal as of the day and year first above written.




                                  AMERICAN AXLE & MANUFACTURING
                                  HOLDINGS, INC.



                                  By:     /s/ Patrick S. Lancaster
                                          --------------------------------
                                          Patrick S. Lancaster
                                  Title:  Vice President & Secretary


                                          /s/ Richard E. Dauch
                                          --------------------------------
                                          Richard E. Dauch